UNITED MOBILE HOMES, INC.
                    125 Wyckoff Road
              Eatontown, New Jersey  07724

        NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      Notice  is  hereby  given  that  the  Annual
Meeting  of  Shareholders of United Mobile  Homes,
Inc.  (the Company) will be held on Thursday,  May
30, 1996, at 4:00 p.m. at the offices of the Company on the second floor of the Midlantic Bank
Building, 125 Wyckoff Road, Eatontown, New Jersey, for the following purposes:

      (1) To elect nine Directors, the names
          of whom are set forth in the
          accompanying proxy statement,to
          serve for the ensuing year; and

      (2) To approve the selection by the Board of Directors of KPMG Peat Marwick LLP as independent auditors for the Company for the year ending December 31, 1996;
          and

      (3) To transact such other business as may properly come before the meeting and any adjournments thereof.

      The  record books containing the records  of
the  last meeting of shareholders, and the records
of  all  meetings of the Directors since the  last
Annual  Meeting of Shareholders, will be presented
at   the   meeting  for  the  inspection  of   the
shareholders.    Only shareholders  of  record  at
the close of business on April 19, 1996 will be entitled to vote at the meeting and at any adjournments thereof.

      IF  YOU ARE UNABLE TO BE PRESENT PERSONALLY,
PLEASE  SIGN AND DATE THE ENCLOSED PROXY WHICH  IS
BEING  SOLICITED  BY THE BOARD OF  DIRECTORS,  AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

               BY ORDER OF THE BOARD OF DIRECTORS

                     s/Ernest V. Bencivenga
                      ERNEST V. BENCIVENGA
                          Secretary
April 30, 1996
              YOUR VOTE IS IMPORTANT

Please  indicate your voting instructions  on  the
enclosed   proxy card,  date  and sign  the  card,
and  return  it in the envelope   provided.     If
you   sign,  date  and return the proxy  card  but
give no voting instructions, your shares will be voted"FOR" Proposals 1 and 2 listed above.



             UNITED MOBILE HOMES, INC.
                 125 Wyckoff Road
                Post Office Box 335
            Eatontown, New Jersey 07724

                  PROXY STATEMENT
          Annual Meeting of Shareholders
                   May 30, 1996


      SOLICITATION AND REVOCATION OF PROXIES

       This   Proxy  Statement  is  furnished   in
connection with the solicitation by the  Board  of
Directors  of  United  Mobile  Homes,  Inc.   (the
Company)  of  proxies to be voted  at  the  Annual
Meeting of Shareholders of the Company to be  held
on  May  30, 1996, and at any adjournments thereof
(Annual Meeting), for the purposes listed  in  the
preceding    Notice   of   Annual    Meeting    of
Shareholders.   This  Proxy  Statement   and   the
accompanying proxy card are being distributed on or about April 30, 1996 to shareholders of record
April 19, 1996.

      A copy of the Annual Report, including financial statements, is being mailed herewith.

     Any shareholder giving the accompanying proxy
has  the power to revoke it at any time before  it
is  exercised at the Annual Meeting by filing with
the   Secretary  of  the  Company  an   instrument
revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing
this  Proxy Statement and form of proxy,  and  the
cost of soliciting proxies related to the meeting,
will  be borne by the Company.  It is contemplated
that  the original solicitation of proxies by mail
will  be supplemented by telephone, telegraph  and
personal  solicitation by officers, directors  and
other  regular  or  part-time  employees  of   the
Company and no additional compensation will be paid to such individuals, except for brokers' and nominees' out-of-pocket expenses.

                   VOTING RIGHTS

      Only holders of the Company's $.10 par value
common  stock (Common Stock) of record as  of  the
close  of business on April 19, 1996, are entitled
to vote at the Annual Meeting of Shareholders.  As
of   the  record  date,  there  were  issued   and
outstanding 5,966,475 shares of Common Stock, each
share  being  entitled to one vote on  any  matter
which may properly come before the meeting.   Said
voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. A majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                         1

                    PROPOSAL 1

               ELECTION OF DIRECTORS

      It  is  proposed to elect a  Board  of  nine
Directors.   The  proxy  will  be  voted  for  the
election of the nine nominees named below, all  of
whom  are  members of the present Board, to  serve
for  a  one-year  term for which  they  have  been
nominated,  unless authority is  withheld  by  the
shareholder.  The nominees have agreed  to  serve,
if  elected, for the new term.  If for any  reason
any   of  the  said  nine  nominees  shall  become
unavailable for election, the proxy will be  voted
for any substitute nominee who may be selected  by
the Board of Directors prior to or at the meeting,
or,  if no substitute is selected by the Board  of
Directors,  for a motion to reduce the  membership
of  the  Board  to  the number  of  the  following
nominees  who  are available.  In  the  event  the
membership  of  the  Board  is  reduced,   it   is
anticipated  that  it would  be  restored  to  the
original  number at the next annual  meeting.   In
the  event  a  vacancy  occurs  on  the  Board  of
Directors  after the Annual Meeting,  the  by-laws
provide that any such vacancy shall be filled  for
the  unexpired  term  by a majority  vote  of  the
remaining Directors.  The Company has no knowledge
that   any  of  the  nine  nominees  shall  become
unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some  of the nominees for Director are  also
Officers  and/or  Directors  of  other  companies,
including   Monmouth   Capital   Corporation   and
Monmouth Real Estate Investment Corporation,  both
publicly-owned   companies.   In   addition,   the
Officers  and Directors of the Company may  engage
in real estate transactions for their own account,
which transactions may also be suitable for United
Mobile   Homes,   Inc.   In  most  respects,   the
activities  of the Company, Monmouth  Real  Estate
Investment   Corporation  and   Monmouth   Capital
Corporation  are  not  in  conflict,  but   rather
complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities.
It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

      Committees of the Board of Directors
            and Meeting Attendance

      The Board of Directors met four times during the last fiscal year. No Directors attended fewer than 75% of the meetings.

     The Company has a standing Audit Committee, a
Stock   Option   Committee  and   a   Compensation
Committee of the Board of Directors.

                            2


      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, met once during 1995. Robert Anderson and Charles P. Kaempffer are members of the Audit
Committee.

       The  Compensation  Committee,  which  makes
recommendations   to   the  Directors   concerning
compensation,  met once during 1995.   Richard  H.
Molke and Eugene Rothenberg, M.D. are members of the Compensation Committee.

     The Stock Option Committee, which administers the Company's Stock Option Plan, met once during 1995. Charles P. Kaempffer, Richard H. Molke and
Eugene  Rothenberg, M.D. are members of the  Stock
Option Committee.

               NOMINEES FOR DIRECTOR

                 Present Position with the Company;
                  Business Experience During Past           Director
Name              Five Years; Other Directorships     Age    Since
____________________________________________________________________

Robert Anderson   Director. Vice President (1973      73     1980
                  to present) of David Cronheim
                  Company; past President of
                  Industrial Real Estate Brokers
                  Association of New York and
                  New Jersey.

Ernest V.         Secretary/Treasurer (1984 to        78     1969
 Bencivenga       present), Treasurer (1969 to
                  1984) and Director. Financial
                  Consultant (1976 to present);
                  Treasurer and Director (1961 to
                  present) and Secretary (1967 to
                  present) of Monmouth Capital
                  Corporation; Treasurer and
                  Director (1968 to present) of
                  Monmouth Real Estate Investment
                  Corporation.

Anna T. Chew      Vice President and Chief Financial   37    1994
                  Officer (1995 to present),
                  Controller (1991 to 1995) and
                  Director. Certified Public
                  Accountant; Controller (1991 to
                  present) and Director (1993 to
                  present) of Monmouth Real Estate
                  Investment Corporation; Controller
                  (1991 to present) and Director
                  (1994 to present) of Monmouth
                  Capital Corporation; Senior
                  Manager (1987 to 1991) of KPMG
                  Peat Marwick.

                                       3


                Present Position with the Company;
                 Business Experience During Past           Director
Name             Five Years; Other Directorships     Age    Since
___________________________________________________________________

Charles P.        Director.  Investor; Director       58     1969
 Kaempffer        (1970 to present) of Monmouth
                  Capital Corporation; Director
                  (1974 to present) of Monmouth Real
                  Estate Investment Corporation;
                  Director (1989 to present) of
                  Sovereign Community Bank (formerly
                  Colonial Bank for Savings).

Eugene W. Landy   Chairman of the Board (1995 to      62     1969
                  present), President (1969 to
                  1995) and Director. Attorney at
                  Law, Landy & Landy; President
                  and Director (1961 to present) of
                  Monmouth Capital Corporation;
                  President and Director (1968 to
                  present) of Monmouth Real Estate
                  Investment Corporation.

Samuel A. Landy   President (1995 to present), Vice   35     1992
                  President (1991 to 1995) and
                  Director. Attorney at Law, Landy
                  & Landy (1987 to present);Director
                  (1989 to present) of Monmouth
                  Real Estate Investment Corporation;
                  Director (1994 to present) of
                  Monmouth Capital Corporation.

Richard H. Molke  Director.  Vice President (1984     69    1986
                  to present) of Remsco Associates,
                  Inc., a construction firm.

Eugene            Director.  Obstetrician and         63    1977
 Rothenberg,M.D.  Gynecologist; Investor.

Robert G. Sampson Director.  Investor; Director       70    1969
                  (1963 to present) of Monmouth
                  Capital Corporation; Director
                  (1968 to present) of Monmouth
                  Real Estate Investment Corpora-
                  tion; Director (1972 to 1993)
                  of United Jersey Bank; General
                  Partner (1983 to present) of
                  Sampco, Ltd., an investment
                  group.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                                      4



                    PROPOSAL 2

         APPROVAL OF INDEPENDENT AUDITORS

            It   is   proposed  to   approve   the
appointment   of   KPMG  Peat   Marwick   LLP   as
Independent  Auditors  for  the  Company  for  the
purpose of making the annual audit of the books of
account  of  the  Company  for  the  year   ending
December  31,  1996, and shareholder  approval  of
said  appointment is requested.  KPMG Peat Marwick
LLP  served as Independent Auditors of the Company
since 1994.  There are no affiliations between the
Company  and KPMG Peat Marwick LLP, its  partners,
associates or employees, other than its employment
as  Independent  Auditors for the  Company.   KPMG
Peat Marwick LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company does expect a representative of KPMG Peat Marwick LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual
Meeting. In the event KPMG Peat Marwick LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                   THIS PROPOSAL

              PRINCIPAL SHAREHOLDERS

     On March 15, 1996, no person owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the shares of the Company, except the following:

                                           Percent
 Title    Name and Address    Shares Owned   of
of Class  Beneficial Owner    Beneficially  Class


Common   Beechmont Co., as Agent  394,400   6.61%
Stock    122 East 42nd Street
         New York, NY  10168

Common   Eugene W. Landy          837,269  14.03%
Stock    20 Tuxedo Road
         Rumson, NJ  07760

Common   Richard H. Molke         305,919   5.13%
Stock    8 Ivins Place
         Rumson, NJ 07760

                          5


  INFORMATION RESPECTING DIRECTORS, OFFICERS AND
                 AFFILIATED ENTITY

     As of March 15, 1996, the Directors and
Officers, individually and as a group,
beneficially owned Common Stock as follows:

   Name of             Shares Owned    Percent
Beneficial Owner      Beneficially(1)  of Class
_______________________________________________

Robert Anderson           14,266         0.23%
Ernest V. Bencivenga      11,456 (2)     0.19%
Anna T. Chew               4,312 (3)     0.07%
Charles P. Kaempffer      54,878 (4)     0.92%
Eugene W. Landy          837,269 (5)    14.03%
Samuel A. Landy          189,995 (6)     3.18%
Richard H. Molke         305,919 (7)     5.13%
Eugene Rothenberg, M.D.   80,303 (8)     1.35%
Robert G. Sampson        130,589 (9)     2.19%
United Mobile Homes, Inc.
       401(k) Plan        24,185(10)     0.41%
                       _________        ______
Directors, Officers and
   Affiliated Entity as
   a Group             1,653,172        27.70%

(1) Beneficial ownership, as defined herein, includes Common Stock as to which a person has or shares voting and/or investment power.

(2)  Includes (a) 8,491 shares held by Mr.
     Bencivenga's wife; and (b) 1,238 shares held in Mr. Bencivenga's 401(k) Plan. Excludes
     20,000 shares on which Mr. Bencivenga has an option to purchase pursuant to the Company's
     Stock Option Plan.

(3) Includes (a) 2,854 shares held jointly with Ms. Chew's husband, and (b) 1,458 shares held in Ms. Chew's 401(k) Plan. Excludes
     40,000 shares on which Ms. Chew has an
     option to purchase pursuant to the
     Company's Stock Option Plan.

(4)  Includes (a) 2,000 shares held by Mr.
     Kaempffer's wife; and (b) 52,878 shares held in the Charles P. Kaempffer Defined Benefit
     Pension Plan of which Mr.  Kaempffer is
     Trustee with power to vote.

(5) Includes (a) 49,970 shares held by Mr.Landy's wife; (b) 172,607 shares held by Landy
     Investments, Ltd. for which Mr. Landy has power to vote; (c) 108,647 shares held in the Landy & Landy Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote; and (d) 47,302 shares held in the Landy & Landy Pension Plan of which Mr. Landy is a Trustee with power to vote. Excludes
     50,000 shares on which Mr. Landy has an
     option to purchase pursuant to the
     Company's Stock Option Plan.

                            6


 (6) Includes (a) 22,724 shares held jointly with Mr. Landy's wife; (b) 12,932 shares in custodial accounts for Mr. Landy's minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any bene-ficial interest but has power to vote; and
      (c) 3,195 shares held in Mr. Landy's 401(k)
      Plan.  Excludes 125,000 shares on which Mr.
      Landy has an option to purchase pursuant to the Company's Stock Option Plan.

 (7)  Includes (a) 25,383 shares held by Mr.
      Molke's wife; (b) 125,000 shares in the
      Richard H. Molke Grantor Retained Annuity
      Trust dated December 21, 1992; and (c)
      125,000 shares in the Louise G. Molke
      Grantor Retained Annuity Trust dated
      December 21, 1992.

 (8)  Includes (a) 56,076 shares held by
      Rothenberg Investments, Ltd. in
      which Dr. Rothenberg has a beneficial
      interest; and (b) 20,173 shares held as
      Trustee for a Profit Sharing Plan of
      which Dr. Rothenberg has power to vote.

 (9)  Includes (a) 32,400 shares held in the
      Estate of Helen Haskell Sampson; and (b)
      48,492 shares held by Sampco, Ltd. in
      which Mr. Sampson has a beneficial
      interest.

(10)  Excludes shares held by Ernest V.
      Bencivenga, Samuel A. Landy and Anna T.
      Chew which have been included in their
      holdings as shown above.  Samuel A.
      Landy, President and Director, and
      Anna T. Chew, Vice President and
      Director, are Co-Trustees of the
      Company's 401(k) Plan and share voting
      powers.


              EXECUTIVE COMPENSATION

Summary Compensation Table

      The  following  Summary  Compensation  Table
shows   compensation  paid  by  the  Company   for
services  rendered during 1995, 1994 and  1993  to
the  Chairman  of the Board and President.   There
were no other executive officers whose aggregate cash compensation exceeded $100,000:

                                  Annual Compensation
                            _______________________________________
    Name and
Principal Position  Options  Year  Salary   Bonus        Other
___________________________________________________________________

Eugene W. Landy     50,000   1995    None   None     $310,160(1)(3)
Chairman of the       -      1994    None   None     $361,842(1)(3)
Board                 -      1993    None   None     $179,838(1)

Samuel A. Landy     25,000   1995  $150,000 $15,769  $  16,674(2)
President           25,000   1994  $150,000 $ 7,769  $   9,513(2)
                    25,000   1993  $109,038 $10,300  $  10,126(2)


                                 7


(1) Represents base compensation of $150,000 in both 1995 and 1994, and $137,800 in 1993, as well as Director's fees and legal fees.

(2) Represents Director's fees, fringe benefits and discretionary contributions by the
     Company to the Company's 401(k) Plan allocated to an account of the named executive officer.

(3)  Includes $130,000 for 1995 and $190,000 for
     1994 accrual for pension and other benefits in accordance with Eugene W. Landy's employ-ment contract.

Stock Option Plan

     The following table sets forth, for the
executive officers named in the Summary
Compensation Table, information regarding individual grants of stock options made during the year ended December 31, 1995:

                                                      Potential Realized
                                                       Value at Assumed
                           % of Total Price            Annual Rates for
                  Options  Granted to  Per   Expiration  Option Term
    Name          Granted  Employees  Share     Date     5%        10%

Eugene W. Landy   50,000     45%      $8.25   1/5/2000  $66,100  $91,450
Samuel A. Landy   25,000     22%      $8.25   1/5/2000  $33,050  $95,725


     The following  table sets forth for the
executive officers named in the Summary
Compensation Table information regarding stock options outstanding at December 31, 1995:

                               # of Unexercised
                                  Options at    Value of Unexercised
                 Shares   Value    Year-End     In-the-Money Options
    Name       Exercised Realized Exer./Unexer.    at Year-End

Eugene W. Landy   -0-      N/A     -0-/50,000    $  -0-  /$75,000
Samuel A. Landy   -0-      N/A  75,000/25,000    $262,500/$37,500


Compensation of Directors

     The Directors received a fee of $300 for each
Board  meeting  attended.   Effective  January  1,
1996,  this fee was increased to $1,000  for  each
Board meeting attended.  Directors also receive  a
fixed   annual  fee  of  $7,600,  payable   $1,900
quarterly.    Directors   appointed    to    house
committees receive $150 for each meeting attended.
Those   specific   committees   are   Compensation
Committee,   Audit  Committee  and  Stock   Option
Committee.

                          8

Employment Agreements

      Eugene W. Landy:

      On December 14, 1993, the Company and Eugene
W.  Landy  entered  into an  Employment  Agreement
under  which  Mr. Landy receives  an  annual  base
compensation   of   $150,000  plus   bonuses   and
customary   fringe   benefits,  including   health
insurance,  participation in the Company's  401(k)
Plan, stock options, five weeks' vacation and  use
of  an automobile.  In lieu of annual increases in
base   compensation,  there  will  be   additional
bonuses voted by the Board of Directors.

      On  severance of employment for any  reason,
Mr.  Landy  will  receive severance  of  $450,000,
payable $150,000 on severance and $150,000 on  the
first  and second anniversaries of severance.   If
employment is terminated following a change in control of the Company, Mr. Landy will be entitled to severance pay only if actually severed either at the time of merger or subsequently.

      In the event of disability, Mr. Landy's compensation shall continue for a period of three years, payable monthly.

      On retirement, Mr. Landy shall receive a pension of $50,000 a year for ten years, payable in monthly installments. In the event of death, Mr. Landy's designated beneficiary shall receive
$450,000, $100,000 thirty days after death and the balance one year after death.

      The Employment Agreement terminates December
31,  1998.  Thereafter, the term of the Employment
Agreement  shall  be  automatically  renewed   and
extended for successive one-year periods.

      Samuel A. Landy:

      Effective  January 1, 1996, the Company  and
Samuel   A.   Landy  entered  into  a   three-year
Employment   Agreement  under  which   Mr.   Landy
receives  an  annual base salary of  $165,000  for
1996, $181,500 for 1997 and $199,650 for 1998 plus
bonuses  and  customary fringe benefits.   Bonuses
shall  be  at  the  discretion  of  the  Board  of
Directors   and   shall  be   based   on   certain
guidelines.   Mr.  Landy will  also  receive  four
weeks' vacation, use of an automobile, and stock options for 25,000 shares in each year of the contract.

      The  Company  agrees to loan  to  Mr.  Landy
$100,000 at the Company's corporate borrowing rate
with  a  five-year  maturity  and  a  fifteen-year
principal   amortization.    Additional   amounts,
secured by Company stock, may be borrowed at the same terms for the exercise of stock options.

      On severance and disability, Mr. Landy is entitled to one year's pay.

                          9


     Report of Board of Directors on Executive
                   Compensation

Overview and Philosophy

      The  Company  has  a Compensation  Committee
consisting of three independent outside Directors.
This   Committee   is   responsible   for   making
recommendations   to   the  Board   of   Directors
concerning    compensation.    The    Compensation
Committee takes into consideration three major factors in setting compensation.

       The  first  consideration  is  the  overall
performance  of  the Company.  The Board  believes
that  the  financial interests  of  the  executive
officers should be aligned with the success of the
Company  and  the  financial  interests   of   its
shareholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing shareholders' return.

      The  second consideration is the  individual
achievements made by each officer.  The Company is
a  small real estate investment trust (REIT).  The
Board  of  Directors is aware of the contributions
made  by  each officer and makes an evaluation  of
individual   performance  based   on   their   own
familiarity with the officer.

     The final criteria in setting compensation is comparable wages in the industry. In this regard, the REIT industry maintains excellent statistics.

Evaluation

     The Company had an excellent year.  The stock
price rose from    7-3/8 at December 31, 1994 to 9-
3/4  at December 31, 1995.  The Committee reviewed
the progress made by Eugene W. Landy, Chairman  of
the  Board,  in  reducing the Company's  costs  of
funds.   Eugene Landy was successful  in  bringing
the  Company's long-term debt from a variable rate
of  prime plus 1% to a fixed rate of 7.5%.  Eugene
Landy  is  under an employment agreement with  the
Company.    His  base  compensation   under   this
contract  is  $150,000  per  year.  (The   Summary
Compensation Table shows an annual compensation to
Eugene   Landy   of  $150,000  plus   $30,160   in
director's and other fees plus $130,000 accrual for pension and other benefits, for a total of $310,160 in 1995). The Committee has decided to grant Mr. Landy a bonus of $15,000.

     The Committee also reviewed the progress made
by  Samuel  A. Landy, President.  Net  income  and
funds  from  operations increased by approximately
16%  and  17%,  respectively.  The Committee  also
noted that Samuel Landy's current compensation was
less   than   the  average  salary   received   by
Presidents   of   other  REITs.   Therefore,   the
Committee  decided to increase Samuel  A.  Landy's
base   compensation  from  $150,000  to   $165,000
effective January 1, 1996 and to provide him  with
a  five-year contract with scheduled increases  in
base  compensation.   Samuel Landy  will  also  be
granted stock options for 25,000 shares in each year of the five-year contract as well as other fringe benefits. The Committee believes that an employment agreement with Samuel Landy is in the best interest of the Company and its shareholders to retain and to ensure continuity and stability of management.

                      10

           COMPARATIVE STOCK PERFORMANCE

      The  following line graph compares the total
return of the Company's common stock for the  last
five  fiscal  years to the NAREIT All  REIT  Total
Return    Index,   published   by   the   National
Association  of  Real  Estate  Investment   Trusts
(NAREIT),  and  the  S&P 500 Index  for  the  same
period.   The  total return reflects  stock  price
appreciation  and  dividend reinvestment  for  all
three comparative indices.  The information herein
has  been  obtained from sources  believed  to  be
reliable,  but  neither  its  accuracy   nor   its
completeness is guaranteed.


                1990  1991  1992  1993  1994  1995

United Mobile
 Homes, Inc.    100   142   222   360   393   551
S & P 500       100   131   141   155   157   215
NAREIT          100   136   152   180   182   215


                         11

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Affiliated Partnerships

      Royal  Green  Ltd., a partnership  in  which
Eugene   W.  Landy  has  a  significant  ownership
interest,  owns  30  homes  located  in  Allentown
Mobile  Home  Park  in  Memphis,  Tennessee.   The
Company charges Royal Green Ltd. market rent on each occupied unit.

      Burtenn, Inc., a corporation in which Eugene
W. Landy is the sole shareholder, was the general partner of Heather Highlands Mobile Home Village
Associates, L.P. On February 3, 1995, the Company acquired the remaining 11.64% interest in Heather
Highlands  Mobile  Home Village  Associates,  L.P.
from Eugene W. Landy.

Transactions with The Mobile Home Store, Inc.

      The Company receives rental income from  The
Mobile  Home  Store,  Inc. (MHS),  a  wholly-owned
subsidiary  of Monmouth Capital Corporation.   MHS
sells and finances the sales of mobile homes.  Six
Directors of the Company are also Directors and shareholders of Monmouth Capital Corporation.

      MHS pays the Company market rent on sites where MHS has a home for sale. Total site rental income from MHS amounted to $40,623 and $5,572, respectively, for the years ended December 31, 1995 and 1994.

      Effective April 1, 1995, the Company and MHS entered into an agreement whereby MHS leases space from the Company to be used as sales lots, at market rates, at most of the Company's parks.
Total rental income relating to these leases amounted to $67,500 for the year ended December
31, 1995.

      As  a  REIT, the Company cannot  be  in  the
business  of  selling  mobile  homes  for  profit.
During   1995   and   1994,   the   Company    had
approximately $180,000 and $115,000, respectively, of rental homes. The Company sold these homes to MHS at book value.

      During 1995, the Company purchased ten homes totaling $196,952 to be used as rental homes from MHS at its cost.

Directors', Management and Legal Fees

      During  the years ended December  31,  1995,
1994  and  1993, Director's, management and  legal
fees  to Eugene W. Landy and the law firm of Landy
&   Landy  amounted  to  $180,160,  $171,842   and
$179,838, respectively.

Other Matters

     During 1994, the Company entered into a three-
year   employment   agreement  and   a   five-year
employment  agreement with two  of  its  executive
officers.    The  agreements  provide   for   base
compensation,  bonuses  and  fringe  benefits,  in
addition  to  specified severance  and  retirement
benefits.  The Company is accruing these  benefits
over  the  terms of the agreements.   Included  in
general  and administrative expense for the  years
ended December 31, 1995 and 1994 were $155,650 and
$197,350,   respectively,   relating   to    these
agreements.

                        12

      There is no family relationship between any of the Directors or Executive Officers of the Company, except that Samuel A. Landy, President and Director, is the son of Eugene W. Landy, Chairman of the Board of the Company.

      Eugene  W.  Landy and Samuel  A.  Landy  are
partners  in the law firm of Landy & Landy,  which
firm, or its predecessor firms, have been retained
by   the  Company  as  legal  counsel  since   the
formation of the Company, and which firm the Company proposes to retain as legal counsel for the current year.

      There  is  a  potential loss of professional
independence  inherent  in  the  attorney/director
relationship.  This may jeopardize the  attorney's
usefulness  as  a director and may compromise  his
effectiveness as a corporate attorney.  It is  not
unusual for a corporation to have on its Board  of
Directors  an attorney who also serves as  outside
counsel.   The New Jersey Supreme Court has  ruled
that this relationship is not per se improper, but
the  attorney  should fully discuss the  issue  of
conflict with the other directors and disclose  it
as   part   of   the  proxy  statement   so   that
shareholders can consider the conflict issue  when
voting   for   or  against  the  attorney/director
nominee.

 COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act
of   1934,  as  amended,  requires  the  Company's
Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers,
Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                      GENERAL

      The Board of Directors knows of no other matters other than those stated in the Proxy
Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to
each   person  being  solicited  by   this   Proxy
Statement,  on  the written request  of  any  such
person, a copy of the Annual Report of the Company
on  Form 10-K for the year ended December 31, 1995
(as   filed  with  the  Securities  and   Exchange
Commission),  including the  financial  statements
and  schedules thereto.  All such requests  should
be   directed   to  UNITED  MOBILE  HOMES,   INC.,
Attention: Secretary, 125 Wyckoff Road, Eatontown,
NJ  07724.

                         13

               SHAREHOLDER PROPOSALS

      In  order for Shareholder Proposals for  the
1997 Annual Meeting of Shareholders to be eligible
for   inclusion  in  the  Company's   1997   Proxy
Statement, they must be received by the Company at its principal office at 125 Wyckoff Road, P. O.
Box 335, Eatontown, New Jersey 07724 not later than December 1, 1996.

                By Order of the Board of Directors



                    s/ Ernest V. Bencivenga
                      ERNEST V. BENCIVENGA

                           Secretary

Dated:   April 30, 1996


IMPORTANT:    Shareholders can help the  Directors
avoid the necessity and expense of sending follow-
up   letters  to  insure  a  quorum  by   promptly
returning  the  enclosed  proxy.   The  proxy   is
revocable and will not affect your right  to  vote
in  person  in  the event you attend the  meeting.
You are earnestly requested to sign and return the
enclosed proxy in order that the necessary  quorum
may  be  present  at  the meeting.   The  enclosed
addressed envelope requires no postage and is for your convenience.

                       14


PROXY                                                                    PROXY
                       UNITED MOBILE HOMES, INC.

                PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
     This Proxy is Solicited on Behalf of the Board of Directors

       PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY

The undersigned hereby appoints EUGENE W. LANDY,ERNEST V. BENCIVENGA and ROBERT G. SAMPSON, and each or any of them, proxies of the undersigned,with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office on the second floor of the Midlantic Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, on Thursday, May 30, 1996, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.




The Board of Directors recommends a vote FOR items (1) and (2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1) Election of Directors - Nominees are: Robert Anderson, Ernest V. Bencivenga, Anna T. Chew, Charles P. Kaempffer, Eugene W. Landy, Samuel A. Landy, Richard H. Molke, Eugene Rothenberg and Robert G.
      Sampson.  (Instruction:   To  withhold authority to vote for any
      individual  Nominee, write that person's name on the line below).

      ______________________________________________________________________

             FOR all Nominees               WITHHOLD AUTHORITY
            except as Indicated /  /   to vote for listed Nominees /  /


(2) Approval of the appointment of KPMG Peat Marwick LLP as Independent Auditors for the Company for the fiscal year ending December 31, 1996.

              FOR /  /          AGAINST /  /           ABSTAIN /  /


(3) Such Other Business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated:_______________, 1996

___________________________________     ____________________________________
Signature                               Signature


Important:   Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.